THRIVENT SERIES FUND, INC.

Supplement to Prospectus dated May 1, 2006

With respect to Thrivent Mid Cap Growth Portfolio, Thrivent Mid Cap Growth Portfolio II and Thrivent Technology Portfolio

The "Portfolio Management" section of the prospectus is amended with respect to the following Portfolios:

The first, second and third paragraphs under Thrivent Mid Cap Growth Portfolio are deleted and replaced with the following paragraph:

Andrea J. Thomas, CFA serves as portfolio manager of Thrivent Mid Cap Growth Portfolio. Ms. Thomas has served as portfolio manager of the Thrivent Mid Cap Growth Portfolio since November 2003, and she served as an associate portfolio manager of the portfolio from 1997 to 2002. Ms. Thomas has been with Thrivent Financial since 1993 and has served as portfolio manager since 2002.

The first, second and third paragraphs under Thrivent Mid Cap Growth Portfolio II are deleted and replaced with the following paragraph:

Andrea J. Thomas, CFA serves as portfolio manager of Thrivent Mid Cap Growth Portfolio. Ms. Thomas has served as portfolio manager of the Thrivent Mid Cap Growth Portfolio since November 2003, and she served as an associate portfolio manager of the portfolio from 1997 to 2002. Ms. Thomas has been with Thrivent Financial since 1993 and has served as portfolio manager since 2002.

All three paragraphs under Thrivent Technology Portfolio are deleted and replaced with the following paragraph:

Darren M. Bagwell, CFA is Director of Research and serves as lead member of the fundamental analyst team which manages the Thrivent Technology Portfolio. Mr. Bagwell has day to day responsibility for managing the Portfolio and works with other members of the team to develop and execute the Portfolio's investment strategies. Mr. Bagwell was appointed portfolio manager on April 19, 2006. Mr. Bagwell has been with Thrivent since 2002 and is also the manager and team lead of the equity portion of the Thrivent Balanced Portfolio. Prior to joining Thrivent he worked as an investment analyst at Robert W. Baird.

The date of this Supplement is May 1, 2006.

Please include this Supplement with your Prospectus.